Exhibit 10.18

SECOND AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

SECOND AMENDMENT (this “Second Amendment”), dated as of October 5, 2016 among LBM BORROWER, LLC, a Delaware limited liability company (the “Borrower”), LBM MIDCO, LLC, a Delaware limited liability company (“Holding”), the Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of August 20, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by an Increase Supplement dated as of November 30, 2015 and by the First Amendment to the First Lien Credit Agreement dated as of November 30, 2015, the “Credit Agreement”), among the Borrower, Holding, the several Lenders party thereto from time to time, the Administrative Agent, and the Collateral Agent;

WHEREAS, immediately prior to the effectiveness of this Second Amendment, in accordance with Subsection 2.9 of the Credit Agreement, the Borrower has requested Supplemental Term Loan Commitments in an aggregate principal amount of $90.0 million pursuant to an Increase Supplement (the “Increase Supplement”) dated as of the date hereof, by and among the Borrower, each Lender party thereto and the Administrative Agent.

WHEREAS, in connection with the Increase Supplement and pursuant to Subsection 10.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined immediately prior to giving effect to this Second Amendment), agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                            Amendment of the Credit Agreement.

(a)                                 Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“Second Amendment”:                 the Second Amendment with respect to this Agreement, dated as of October 5, 2016, by and among the Borrower, Holding, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date”:                               the date on which each of the conditions set forth or referred to in Section 3 of the Second Amendment is satisfied or waived.

“Second Increase Supplement”:                   the Increase Supplement dated as of October 5, 2016, among the Borrower, each Lender party thereto and the Administrative Agent, pursuant to which the Borrower obtained Supplemental Term Loan Commitments in an aggregate principal amount of $90.0 million.

(b)                                 The definition of “Maximum Incremental Facilities Amount” is hereby amended as follows:

(i)                                     by deleting “$90.0 million” and replacing it with “$180.0 million” in clause (i) of such definition; and

(ii)                                  by adding the following sentence at the end of such definition:

The parties hereto acknowledge and agree that (i) the 2016-1 Supplemental Term Loans (as defined in the Second Increase Supplement), which are in an aggregate principal amount of $90.0 million, are and shall remain incurred in reliance on clause (i) of the definition of Maximum Incremental Facilities Amount and (ii) except as set forth above, as of the Second Amendment Effective Date, no other amount has been incurred in reliance on clause (i) of the definition of Maximum Incremental Facilities Amount.

(c)                                  Subsection 3.4(a) of the Credit Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following sentence:

Each prepayment of Initial Term Loans pursuant to this subsection 3.4(a) made on or prior to the six month anniversary of the Second Amendment Effective Date with Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).

(d)                                 Subsection 3.4(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)  Notwithstanding the foregoing, if on or prior to the date that is six months after the Second Amendment Effective Date the Borrower makes a voluntary prepayment (or mandatory prepayment with the proceeds of Specified Refinancing Term Loans) of all or any portion of the outstanding Initial Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term Loans being prepaid. If, on or prior to the date that is six months after the Second Amendment Effective Date, any Initial Term Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).

(e)                                  Subsection 7.1(b)(iii)(A) of the Credit Agreement is hereby amended by deleting “date hereof” and replacing it with “Second Amendment Effective Date”.

SECTION 3.                            Conditions to Effectiveness of Second Amendment. The effectiveness of this Second Amendment is subject to the satisfaction or waiver of the following conditions:

(a)                                                         Second Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files unless otherwise specified, each dated as of the Second Amendment Effective Date:

(i)                                     this Second Amendment executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and Lenders constituting no less than the Required Lenders (determined immediately prior to giving effect to this Second Amendment); and

(ii)                                  the Increase Supplement executed and delivered by a duly authorized officer of the Borrower and the Lenders party thereto.

(b)                                                         Fees and Expenses. All costs, fees, expenses (including legal fees and expenses) and other compensation contemplated under the Credit Agreement or as separately agreed to by the Borrower and Credit Suisse Securities (USA) LLC prior to the date hereof payable to Credit Suisse Securities (USA) LLC, the Administrative Agent or the Lenders, shall have been paid to the extent due.

(c)                                                          Payment of Interest. The Borrower shall have made the Accelerated Interest Payment (as defined in Section 4(d) below).

SECTION 4.                            Effects on Loan Documents; Acknowledgement.

(a)                                           Except as expressly set forth herein, (i) this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. On and as of the Second Amendment Effective Date, each Loan Party reaffirms its obligations under the Loan

Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Second Amendment shall constitute a Loan Document for purposes of the Credit Agreement and each other Loan Document and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Second Amendment. Each of the Loan Parties hereby consents to this Second Amendment and confirms and reaffirms all obligations of such Loan Party under the Loan Documents (as amended pursuant to this Second Amendment) to which such Loan Party is a party.

(b)                                           Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Supplemental Term Loans incurred pursuant to the Increase Supplement are Initial Tenn Loans, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Second Amendment and the incurrence of the Supplemental Term Loans under the Increase Supplement, and (v) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Supplemental Term Loans incurred pursuant to the Increase Supplement.

(c)                                            The Administrative Agent shall promptly notify the Borrower of the occurrence of the Second Amendment Effective Date and such notice shall be conclusive and binding.

(d)                                           On the Funding Date and prior to the incurrence of the 2016-1 Supplemental Term Loans (each as defined below), and notwithstanding anything in the Credit Agreement to the contrary, including but not limited to Section 3.1(d) or 3.8(a) of the Credit Agreement, the Borrower shall pay all accrued and unpaid interest up to but excluding the Funding Date, in respect of all of the then outstanding Initial Term Loans (such interest payment, the “Accelerated Interest Payment”). Subject to the foregoing, it is understood and agreed that from and after the Funding Date, (i) the Initial Term Loans shall accrue interest at the per annum interest rates provided for in the Credit Agreement and the applicable borrowing, continuation or conversion notice, as applicable, for each outstanding Borrowing of Initial Term Loans (collectively, the “Initial Term Loan Notice”) and (ii) the Borrower shall pay accrued and unpaid interest (for the avoidance of doubt, not previously paid in accordance with the immediately preceding sentence) on the Initial Term Loans on the dates and as otherwise set forth in the Credit Agreement and the applicable Initial Term Loan Notice. As used in this Section 4(d), the terms “Funding Date” and “2016-1 Supplemental Term Loans” shall have the meanings assigned to such terms in the Increase Supplement.

SECTION 5.                            Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 6.                            Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.                            Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

LBM BORROWER, LLC, as Borrower

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Assistant Vice President

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LBM MIDCO, LLC as Holdings

By:	/s/ Matthew S Edgerton
Name:	Matthew S Edgerton
Title:	Vice President

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal,

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal,

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC,

By:	/s/ Mehmet Barlas
	Name:	Mehmet Barlas
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Absalon II Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Adirondack Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AIMCO CLO, SERIES 2014-A

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

[By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AIMCO CLO, SERIES 2015-A

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

[By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ALLSTATE INSURANCE COMPANY

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

[By:	/s/ Mark Pittman
	Name:	Mark Pittman
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 17, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XIII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Credit Funding 1, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Bank Debt Settlements Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Anchorage Credit Funding 2, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Arch Investment Holdings IV Ltd

By: Highbridge Principal Strategies LLC, Its Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIII CLO LTD.

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIV CLO LTD.

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager

By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXV CLO LTD.

BY: Ares CLO Management XXV, L.P., its Asset Manager

By: Ares CLO GP XXV, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVI CLO LTD.

BY: Ares CLO Management XXVI, L.P., its Collateral Manager

By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVII CLO LTD.

By: Ares CLO Management XXVII, L.P., its Asset Manager

By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ARES XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager

By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager

By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXII CLO Ltd.

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Atrium X

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BLACKETT CAPITAL MANAGEMENT, LP

By:	/s/ Timothy M. O’Connor
	Name:	Timothy M. O’Connor
	Title:	CIO

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Blackstone / GSO Long-Short Credit Income Fund

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Blackstone / GSO Senior Floating Rate Term Fund

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BLACKSTONE/GSO STRATEGIC CREDIT FUND

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BOWERY FUNDING ULC

By:	/s/ Vrushant Shah
	Name:	Vrushant Shah
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Bowman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

AMMC CLO 18, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:	/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Burnham Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding II CLO Ltd

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding III CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding IV CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cedar Funding V CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CenturyLink, Inc. defined Benefit Master Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

City of New York Group Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cole Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury Department

By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program

By: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CQS CREDIT MULTI ASSET FUND, A SUB-FUND OF CQS GLOBAL FUNDS (IRELAND) PLC,

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Credit Fund Golden Ltd

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE LOAN FUNDING LLC,

By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Cumberland Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CUTWATER 2014-I, LTD,

By:
Cutwater Investor Services Corp as Collateral Manager

By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
	Title:	ILLEGIBLE

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CUTWATER 2014-II, LTD,

By:
Cutwater Investor Services Corp as Collateral Manager

By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
	Title:	ILLEGIBLE

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CUTWATER 2015-I, LTD,

By:
Cutwater Investor Services Corp as Collateral Manager

By:	/s/ ILLEGIBLE
	Name:	ILLEGIBLE
	Title:	ILLEGIBLE

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

CVP Cascade CLO-3 Ltd.

By: CVP CLO Manager, LLC

as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dignity Health

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Dorchester Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXIII SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXIV SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXV SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXVI SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN XXVIII SENIOR LOAN
FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 30 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 31 SENIOR LOAN FUND,
BY: PGIM, INC., AS COLLATERAL
MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 33 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 34 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 36 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 37 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 38 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 40 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 41 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 42 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 43 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

DRYDEN 45 SENIOR LOAN FUND, BY: PGIM, INC., AS COLLATERAL MANAGER

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14 - PRUDENTIAL FLOATING RATE INCOME FUND, BY: PGIM, INC., AS INVESTMENT ADVISOR

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PRUDENTIAL BANK LOAN FUND OF THE PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST,
BY: PGIM, INC., AS INVESTMENT ADVISOR

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Emerson Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ERIE INDEMNITY COMPANY

By: Credit Suisse Asset Management, LLC., as its
investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BALLYROCK CLO 2013-1 LIMITED

BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER,

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BALLYROCK CLO 2014-1 LIMITED

BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER,

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

BALLYROCK CLO 2016-1 LIMITED

BY: BALLYROCK INVESTMENT ADVISORS LLC, AS COLLATERAL MANAGER,

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY SUMMER STREET TRUST: FIDELITY SHORT DURATION HIGH INCOME FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VARIABLE INSURANCE PRODUCTS FUND: FLOATING RATE HIGH INCOME PORTFOLIO,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY FLOATING RATE HIGH INCOME FUND

FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY SUMMER STREET TRUST: FIDELITY SERIES FLOATING RATE HIGH INCOME FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC:FIDELITY HIGH INCOME CENTRAL FUND 1,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST FOR FIDELITY INVESTMENTS CANADA ULC AS TRUSTEE OF FIDELITY FLOATING RATE HIGH INCOME INVESTMENT TRUST,

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIAM HIGH YIELD BOND COMMINGLED POOL BY: FIDELITY INSTITUTIONAL ASSET MANAGEMENT TRUST COMPANY AS TRUSTEE,

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIAM FLOATING RATE HIGH
INCOME COMMINGLED POOL

BY: FIDELITY INSTITUTIONAL
ASSET MANAGEMENT TRUST
COMPANY AS TRUSTEE,

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIAM LEVERAGED LOAN, LP

BY: FIAM LLC AS INVESTMENT
MANAGER,

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ADVANCED SERIES TRUST-AST FI
PYRAMIS QUANTITATIVE
PORTFOLIO

BY: FIAM LLC AS INVESTMENT
MANAGER,

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

FIDELITY QUALIFYING INVESTOR
FUNDS PLC

BY: FIAM LLC AS SUB ADVISOR,

By:	/s/ David Censorio
	Name:	David Censorio
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Finn Square CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

WESPATH FUNDS TRUST

By: Credit Suisse Asset Management, LLC, the
investment adviser for UMC Benefit Board, Inc., the
trustee for Wespath Funds Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree 2004 Trust

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Credit Opportunties 2012-1 Financing Limited

BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund Offshore (Strategic), Ltd.

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree High Yield Value Fund Offshore 110 Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities IX, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VII, Ltd

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GoldenTree Loan Opportunities VIII, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Google Inc. By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GRACECHURCH LOANS FUND, A SUB-FUND OF CQS GLOBAL FUNDS (IRELAND) PLC,

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

GT Loan Financing I, Ltd. By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA,

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Health Net of California, Inc. BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Aiguilles Rouges Sector A Investment Fund, L.P. By: HPS Investment Partners, LLC, Its Investment Partners

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 4-2014, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 5-2015, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 8-2016, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Highbridge Loan Management 7-2015, Ltd. By: HPS Investment Partners, LLC, its Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

HPS Loan Management 9-2016, Ltd. By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

HPS Institutional Credit Fund Subsidiary, L.P. By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

JFIN CLO 2013 LTD. JFIN CLO 2014 LTD. JFIN CLO 2014-II LTD. JFIN CLO 2015-II LTD. JFIN CLO 2016 LTD. By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

J. P. MORGAN WHITEFRIARS INC.,

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

[By:		NA
Name:
Title:

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Foundation Hospitals By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kaiser Permanente Group Trust By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Kapitalforeningen Unipension Invest, High Yield obligationer By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Keuka Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2013-2, Ltd

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2014-1, Ltd

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Loomis Sayles Senior Floating Rate & Fixed Income Fund By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lord Abbett Bank Loan Trust By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Louisiana State Employees’ Retirement System By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

IG Mackenzie Floating Rate Income Fund
Mackenzie Strategic Bond Fund

Mackenzie Canadian All Cap Balanced Fund
Mackenzie Income Fund

Manulife Sentinel Income (33) Fund UT
Great-West Life Income Fund 6.06M
London Life Income Fund 2.26MF

Mackenzie Canadian Growth Balanced Fund
Mackenzie Canadian Large Cap Balanced Fund
Mackenzie Ivy Canadian Balanced Fund
Great West Life Growth & Income Fund 6.05M
London Life Growth & Income Fund 2.27MF
Mackenzie Ivy Global Balanced Fund
Mackenzie Cundill Canadian Balanced Fund
Mackenzie Canadian Short Term Income Fund
Mackenzie Strategic Income Fund

IG Mackenzie Strategic Income Fund
Mackenzie Floating Rate Income Fund
Mackenzie Investment Grade Floating Rate Fund
Mackenzie Global Tactical Bond Fund
Mackenzie Global Strategic Income Fund
Mackenzie Unconstrained Fixed Income Fund

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP Investments

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING X, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XI, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XII, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XIII, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XIV, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XIX, Ltd. By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XV, Ltd. BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XVI, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MADISON PARK FUNDING XVII, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XVIII, Ltd. By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Madison Park Funding XXII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marathon CLO V Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marathon CLO VI, Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marathon CLO VIII Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Marine Park CLO Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MERCER QIF FUND PLC (IN RESPECT OF MERCER MULTI-ASSET CREDIT FUND),

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

METROPOLITIAN LIFE INSURANCE COMPANY,

By:	/s/ Shane O’Driscoll
	Name:	Shane O’Driscoll
	Title:	Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

MidOcean Credit CLO V By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

National Electrical Benefit Fund By: Lord Abbett & Co LLC, as Investment Manager
By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

NHIT: Senior Floating Rate and Fixed Income Trust By: Loomis Sayles Trust Company, LLC, its Trustee
By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

NHIT: U.S. High Yield Bond Trust By: Loomis, Sayles Trust Company, LLC, its Trustee
By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ocean Trails CLO IV By: West Gate Horizons Advisors LLC, as Asset Manager
By:	/s/ Helen Rhee
	Name:	Helen Rhee
	Title:	Senior Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ocean Trails CLO V By: West Gate Horizons Advisors LLC, as Asset Manager
By:	/s/ Helen Rhee
	Name:	Helen Rhee
	Title:	Senior Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Ocean Trails CLO VI By: West Gate Horizons Advisors LLC, as Asset Manager
By:	/s/ Helen Rhee
	Name:	Helen Rhee
	Title:	Senior Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1
By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Pinnacle Park CLO, Ltd By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorised Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

QUAESTIO CAPITAL FUND (IN RESPECT OF CMAP — QCF — CREDIT MULTI ASSET POOL),

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

QUALCOMM Global Trading Pte. Ltd. By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Regatta II Funding LP By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Regatta III Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Regatta IV Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Regatta V Funding Ltd By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Regatta VI Funding Ltd By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Rock Bluff Strategic Fixed Income Partnership, L.P.Â BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO I Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO II Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Saranac CLO III Limited By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Seneca Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sheridan Square CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO II, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO III, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IV, Ltd BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO IX, Ltd.

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO V, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VI, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO VIII, Ltd. BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point CLO X, Ltd. By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Sound Point Senior Floating Rate Master Fund, L.P. BY: Sound Point Capital Management, LP as Investment Advisor
By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager
By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

State of Wisconsin Investment Board BY: Loomis, Sayles & Company, L.P., Its Investment Manager Loomis Sayles & Company, Incorporated, Its General Partner
By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stellar Performer Global Series: Series G - Global Credit BY: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stewart Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Stichting PGGM Depositary acting in its capacity as title holder for PGGM High Yield Fund BY: GoldenTree Asset Management, L.P.
By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Swiss Capital Pro Loan III Plc By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Thacher Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

The Western and Southern Life Insurance Company
By:	/s/ Bernie M. Casey
	Name:	Bernie M. Casey
	Title:	AVP & Senior Credit Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

TRANSAMERICA FLOATING RATE, BY: AEGON USA, AS ITS INVESTMENT ADVISOR

By:	/s/ Jason Felderman
	Name:	Jason Felderman
	Title:	Vice President

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Treman Park CLO, Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Tryon Park CLO Ltd. BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

The University of Chicago BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XI CLO, Limited BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XII CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIII CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIV CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XIX CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XV CLO, Limited BY: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XVI CLO, Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVII CLO Limited BY: its investment advisor, MJX Asset Management, LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XVIII CLO, Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VENTURE XX CLO, Limited By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXI CLO, Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXII CLO Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXIII CLO, Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Venture XXIV CLO, Limited By: its investment advisor MJX Asset Management LLC
By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

VICTORY FLOATING RATE FUND,
By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Watford Asset Trust I by Highbridge Principal Strategies, LLC as its Investment Manager
By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Webster Park CLO, Ltd By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

Westcott Park CLO, Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

WM Pool - High Yield Fixed Interest Trust By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 1, Limited ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 2, Limited ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 3, Limited ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZAIS CLO 4, LIMITED

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

LENDER SIGNATURE PAGE

TO THE SECOND AMENDMENT TO THE FIRST LIEN CREDIT AGREEMENT

ZALICO VL Series Separate Account-2 BY: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
	Title:	†

†For any Lender requiring a second signature line.

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Second Amendment and the incurrence of Supplemental Term Loans pursuant to the Increase Supplement. Each Guarantor further acknowledges and agrees that all Obligations with respect to this Second Amendment and the Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

[Signature Page to Second Amendment to Hammer First Lien Credit Agreement]

GUARANTORS:

LBM Midco, LLC
US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply — US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Feldman Lumber - US LBM, LLC
Gold & Reiss — US LBM, LLC
LouMac Distributors — US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Building Supply Association — US LBM, LLC
Poulin Lumber — US LBM, LLC
Gypsum Acquisition, LLC
NextGen — US LBM, LLC
NextGen Property, LLC
Parker’s Building Supply — US LBM, LLC

Darby Doors, LLC
Total Trim, LLC
B&C Fasteners, Inc
Alco Doors, LLC
Raymond Building Supply LLC

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Representative

[Signature Page to Acknowledgment to Second Amendment to Hammer First Lien Credit Agreement]